SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-AEROQUIP-VICKERS INC

          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                10/09/98           15,000            23.0312
               THE GABELLI EQUITY TRUST,INC.
                                10/09/98           79,900            23.0312
               THE GABELLI EQUITY INCOME FUND
                                10/09/98            5,000            23.0312
               THE GABELLI ASSET FUND
                                10/09/98           30,000            23.0312
               THE GABELLI CAPITAL ASSET FUND
                                10/09/98            3,000            23.0312
               THE GABELLI ABC FUND
                                10/09/98            2,000            24.1750
          GAMCO INVESTORS, INC.
                                10/09/98            5,000            23.9393
                                10/08/98            3,000            22.5938
                                10/09/98           20,000            23.0000
                                10/09/98            2,500            23.1250
                                10/09/98            6,200            23.5000
                                10/09/98           36,300            23.9393
                                10/09/98           81,000            24.2365
                                10/09/98            1,500            24.3750
                                10/09/98            2,000            24.9063
                                10/09/98           11,500            24.9761
                                10/09/98            2,000            25.1063
                                10/09/98              500            25.3750
                                10/08/98            3,400            22.7279
                                10/08/98            2,000            22.6250
                                10/08/98           39,000            22.5938
                                10/08/98           44,000            22.5142





          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2) PRICE EXCLUDES COMMISSION.